UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report: January 19, 2023
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
14201 Dallas Parkway
Dallas, TX 75254
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	NYSE
6.875% Senior Notes due 2031	THC31	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On January 19, 2023, Tenet Healthcare Corporation (the “Company”) issued a press release announcing the Company’s expectation that its Adjusted EBITDA, excluding any fourth quarter stimulus grant income related to the pandemic, will beat the midpoint of the Adjusted EBITDA Outlook range for the fiscal year ended December 31, 2022 that was previously disclosed in the Company’s press release dated October 20, 2022 reporting third quarter 2022 results. The Company also announced that the Adjusted EBITDA of each of its three business segments, excluding any fourth quarter stimulus grant income related to the pandemic, is expected to meet or slightly exceed the midpoint of the applicable Adjusted EBITDA Outlook range. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Daniel Cancelmi, Executive Vice President & Chief Financial Officer, has announced his retirement from the Company, effective December 31, 2023.

Item 7.01.	Regulation FD Disclosure

On January 19, 2023, the Company issued a press release announcing its preliminary Adjusted EBITDA results and Mr. Cancelmi’s retirement. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued on January 19, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements, other than statements of historical or present facts, that address activities, events, outcomes, business strategies and other matters that the Company plans, expects, intends, assumes, believes, budgets, predicts, forecasts, projects, targets, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements, including (but not limited to) disclosure regarding the Company’s future earnings, financial position, operational and strategic initiatives, and developments in the healthcare industry. Forward-looking statements represent management’s expectations, based on currently available information, as to the outcome and timing of future events, but, by their nature, address matters that are indeterminate. They involve known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by forward-looking statements. Such factors include, but are not limited to, the risks and uncertainties described in the “Forward‑Looking Statements and Risk Factors” sections in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as such discussions may be further updated by subsequent filings the Company makes with the Securities and Exchange Commission.

The Company specifically disclaims any obligation to update any information contained in a forward-looking statement or any forward-looking statement in its entirety, except as required by law, and, therefore, disclaims any resulting liability for potentially related damages. All forward-looking statements attributable to the Company are expressly qualified in their entirety by this cautionary statement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: January 19, 2023	By:	/s/ THOMAS ARNST
Name: Thomas Arnst
Title: Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary